UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2013 (May 5, 2013)

CRESTWOOD MIDSTREAM PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33631	56-2639586
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Louisiana Street, Suite 2060 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 519-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Merger Agreement

On May 5, 2013, Crestwood Midstream Partners LP (“Crestwood”), Crestwood Holdings LLC (“Crestwood Holdings”), Crestwood Gas Services GP LLC (“Crestwood GP”, together with Crestwood and Crestwood Holdings, the “Crestwood Parties”), Inergy, L.P. (“Inergy, L.P.”), Inergy Midstream, L.P. (“Inergy Midstream”), NRGM GP, LLC (“Inergy GP”), and Intrepid Merger Sub, LLC (“Merger Sub”, together with Inergy, L.P., Inergy Midstream, and Inergy GP, the “Inergy Parties”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Crestwood (the “Merger”), with Crestwood continuing its existence under Delaware law as the surviving entity in the Merger. Upon the completion of the Merger, Crestwood will be a wholly owned subsidiary of Inergy Midstream. The board of directors and the conflicts committee of the board of directors of Crestwood GP have approved the Merger Agreement and will submit the Merger Agreement to a vote of the Crestwood unitholders, and have recommended that the Crestwood unitholders adopt the Merger Agreement.

At the effective time of the Merger, (i) each common unit and Class D unit of Crestwood then issued and outstanding and held by Crestwood Holdings, Crestwood GP, Crestwood Gas Services Holdings LLC (“CGSH”), or any of their respective affiliates to which any of the foregoing transfers any common unit or Class D unit of Crestwood in accordance with the terms of the Voting Agreement (described below) (collectively, the “Crestwood Holdings Group”) will be converted into the right to receive 1.0700 common units of Inergy Midstream (such common units of Inergy Midstream, the “Inergy Midstream Units”), and (ii) each common unit of Crestwood then issued and outstanding and held by persons other than the Crestwood Holdings Group (such persons, the “Unaffiliated Unitholders”) will be converted into the right to receive 1.0700 Inergy Midstream Units and a one-time payment of $1.03 in cash, which cash amount will include a portion to be paid by Crestwood Holdings pursuant to the Payment Agreement (described below) and the remainder to be paid by Inergy Midstream (the consideration payable to the Crestwood Holdings Group or Unaffiliated Unitholders, as applicable, the “Merger Consideration”). No fractional Inergy Midstream Units will be issued in the Merger, and Crestwood’s unitholders will receive cash in lieu of any fractional Inergy Midstream Units.

In connection with the Merger, each phantom common unit of Crestwood (each, a “Phantom Unit”) that is outstanding immediately prior to the effective time will vest in full and the restrictions with respect to such Phantom Units will lapse, and each common unit of Crestwood deemed to be issued in settlement thereof will be converted into the right to receive the Merger Consideration that is received by Unaffiliated Unitholders. In addition, in connection with the Merger, the restrictions with respect to each restricted common unit of Crestwood (each, a “Restricted Unit”) that is outstanding immediately prior to the effective time will lapse, and each Restricted Unit will be converted into the right to receive the applicable Merger Consideration.

Crestwood has agreed, subject to certain exceptions with respect to unsolicited proposals, not to directly or indirectly solicit competing acquisition proposals or to enter into discussions concerning, or provide confidential information in connection with, any unsolicited alternative acquisition proposals (such provisions, the “no shop provisions”). However, the board of directors and the conflicts committee of the board of directors of Crestwood GP may, subject to certain conditions, and, following the occurrence of such conditions, upon prior notice of five calendar days to Inergy Midstream change their respective recommendations in favor of the adoption of the Merger Agreement if either determines in good faith, after consultation with outside counsel, that the failure to effect such a change in recommendation would be inconsistent with applicable law or Crestwood’s partnership agreement.

The completion of the Merger is subject to the closing of the Inergy GP Purchase (defined below), the GP Contribution (defined below), and the satisfaction or waiver of customary closing conditions, including: (i) approval of the Merger Agreement by Crestwood’s unitholders, (ii) approval for listing of the Inergy Midstream Units issuable as part of the Merger Consideration on the New York Stock Exchange, (iii) there being no law or injunction prohibiting the consummation of the Merger, (iv) the effectiveness of a registration statement on Form S-4 regarding the Inergy Midstream Units to be issued in the Merger, (v) subject to specified materiality standards, the accuracy of the representations and warranties of the other party, (vi) compliance by the other party in all material respects with its covenants, (vii) the receipt by Inergy Midstream, Inergy GP and Merger Sub of an opinion to the effect that for U.S. federal income tax purposes (A) none of Inergy Midstream, Inergy GP or Merger Sub will recognize any income or gain as a result of the Merger (other than any gain resulting from any decrease in partnership liabilities pursuant to Section 752 of the Internal Revenue Code of 1986, as amended (the “Code”)), (B) no gain or loss will be recognized by holders of Inergy Midstream Units as a result of the Merger (other than any gain resulting from any decrease in partnership liabilities pursuant to Section 752 of the Code), and (C) at least 90% of the gross income of Inergy Midstream for the most recent four complete calendar quarters ending before the closing date of the Merger for which the necessary financial information is available is from sources treated as “qualifying income” within the meaning of Section 7704(d) of the Code, (viii) the receipt by Crestwood and Crestwood GP of an opinion to the effect that for U.S. federal income tax purposes, subject to certain exceptions, (A) none of Crestwood, Crestwood GP, or any of their respective subsidiaries will recognize any income or gain as a result of the Merger (other than (1) any gain resulting from any decrease in partnership liabilities pursuant to Section 752 of the Code and (2) as a result of expense reimbursements or other cash payments under the Merger Agreement), (B) no gain or loss will be recognized by holders of Crestwood units as a result of the Merger (other than (1) any gain resulting from any decrease in partnership liabilities pursuant to Section 752 of the Code or (2) as a result of expense reimbursements or other cash payments under the Merger Agreement), and (C) at least 90% of the combined gross income of Crestwood and Inergy Midstream for the most recent four complete calendar quarters ending before the closing date of the Merger for which the necessary financial information is available is from sources treated as “qualifying income” within the meaning of Section 7704(d) of the Code, (ix) the absence of a material adverse effect with respect to the other party, and (x) receipt of applicable regulatory approvals.

Crestwood and Inergy Midstream have made customary representations and warranties in the Merger Agreement. The Merger Agreement also contains customary covenants and agreements, including covenants and agreements relating to the conduct of each of Crestwood’s and Inergy Midstream’s respective businesses between the date of the signing of the Merger Agreement and the closing date of the Merger. The Merger Agreement also requires, subject to certain exceptions, that until the earliest to occur of (i) two years following the termination of the Merger Agreement pursuant to its terms, (ii) the effective time of the Merger, and (iii) the termination of the Merger Agreement due to Crestwood’s exercise of its right to terminate the Merger Agreement upon an adverse recommendation change in response to a third party takeover proposal, in the event an opportunity to develop, acquire or invest in an asset or business is presented to Inergy Midstream, Crestwood, or their respective controlled affiliates, each of Inergy Midstream and Crestwood will either jointly determine the allocation of participation in such opportunity or, if unable to make such joint determination, will participate in such opportunity on an equal (50/50) basis.

The Merger Agreement contains certain termination rights for both Crestwood and Inergy Midstream, including, among others, if (i) the Merger does not occur on or before November 5, 2013 or (ii) the Crestwood unitholders fail to adopt the Merger Agreement. The Merger Agreement also contains provisions granting Crestwood the right to terminate the Merger Agreement if (i) any Inergy Party has breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, which breach or failure would result in a failure of a closing condition to be satisfied, or (ii) an adverse change of recommendation of Crestwood GP’s board of directors is effected in response to a third party takeover proposal. The Merger Agreement also contains provisions granting Inergy Midstream the right to terminate the Merger Agreement if (i) any Crestwood Party has breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, which breach or failure would result in the failure of a closing condition to be satisfied, (ii) any Crestwood Party commits a willful and material breach of the no-shop provisions or certain provisions obligating Crestwood to make certain securities filings in connection with the Merger and to hold a meeting to obtain Crestwood unitholder approval of the Merger Agreement, or (iii) an adverse change of recommendation is effected by Crestwood GP’s board of directors.

The Merger Agreement further provides that, upon termination of the Merger Agreement, under certain circumstances, Crestwood may be required to pay Inergy Midstream a termination fee equal to $50.8 million. In addition, if the Merger Agreement is terminated because Crestwood unitholders fail to approve the Merger, then Crestwood is obligated to reimburse Inergy Midstream, Inergy, L.P. and Inergy GP for actual and documented expenses in an aggregate amount not to exceed $10.0 million.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about Crestwood, Inergy Midstream, Inergy, L.P. or their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Crestwood, Inergy Midstream, Inergy, L.P. or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Crestwood’s public disclosures.

Voting Agreement

In connection with the Merger, on May 5, 2013, Crestwood, Crestwood Holdings, CGSH, Crestwood GP, Inergy Midstream, Inergy, L.P., Inergy GP, and Merger Sub entered into a Voting Agreement (the “Voting Agreement”) pursuant to which Crestwood Holdings, CGSH and Crestwood GP agreed, among other things and subject to the terms of the Voting Agreement, to vote all of their respective units of Crestwood in favor of the approval and adoption of the Merger Agreement and the Merger.

The Voting Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Voting Agreement and is qualified in its entirety by the terms and conditions of the Voting Agreement. It is not intended to provide any other factual information about Crestwood, Crestwood Holdings, CGSH, Crestwood GP, Inergy Midstream, Inergy, L.P., Inergy GP, Merger Sub, or their respective subsidiaries or affiliates.

Inergy GP Purchase and GP Contribution

On May 5, 2013, Crestwood Holdings, CGSH, Inergy, L.P. and Inergy GP, LLC (“NRGY GP”), a Delaware limited liability company, entered into a Contribution Agreement (the “Contribution Agreement”) pursuant to which CGSH will contribute all the limited liability company interests of Crestwood GP to Inergy, L.P. in exchange for 35,103,113 common units of Inergy, L.P. and 4,387,880 subordinated units of Inergy, L.P. (the “GP Contribution”). The closing of the GP Contribution is subject to, among other conditions, the closing of the indirect purchase of NRGY GP by Crestwood Holdings pursuant to a separate agreement entered into on May 5, 2013 (the “Inergy GP Purchase”).

Payment Agreement

In connection with the Merger, on May 5, 2013, Crestwood and Crestwood Holdings entered into a Payment Agreement (the “Payment Agreement”) pursuant to which Crestwood Holdings, among other things and subject to the terms of the Payment Agreement, agreed to pay to the holders of common units of Crestwood, other than the Crestwood Holdings Group, in accordance with the terms of the Voting Agreement, an aggregate amount equal to $10,375,909.

The Payment Agreement is attached hereto as Exhibit 10.2 and is incorporated by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Payment Agreement and is qualified in its entirety by the terms and conditions of the Payment Agreement. It is not intended to provide any other factual information about Crestwood or Crestwood Holdings, or their respective subsidiaries or affiliates.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication contains information about the proposed merger transaction involving Crestwood and Inergy Midstream. In connection with the proposed merger transaction, Inergy Midstream will file with the SEC a registration statement on Form S-4 that will include a proxy statement/prospectus for the unitholders of Crestwood. Crestwood will mail the final proxy statement/prospectus to its unitholders. INVESTORS AND UNITHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CRESTWOOD, INERGY MIDSTREAM, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS. Investors and unitholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by Inergy Midstream and Crestwood through the website maintained by the SEC at www.sec.gov. In addition, investors and unitholders will be able to obtain free copies of documents filed by Crestwood with the SEC from Crestwood’s website, www.crestwoodlp.com, under the heading “SEC Filings” in the “Investor Relations” tab and free copies of documents filed by Inergy Midstream with the SEC from Inergy Midstream’s website, www.inergylp.com/midstream, under the heading “SEC Filings” in the “Investor Relations” tab.

PARTICIPANTS IN THE SOLICITATION

Crestwood, Inergy Midstream and their respective general partner’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of Crestwood in respect of the proposed merger transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the unitholders of Crestwood in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding Crestwood’s directors and executive officers is contained in Crestwood’s Annual Report on Form 10-K for the year ended December 31, 2012, which is filed with the SEC. Information regarding Inergy Midstream’s directors and executive officers is contained in Inergy Midstream’s Annual Report on Form 10-K for the year ended September 30, 2012, which is filed with the SEC. Free copies of these documents may be obtained from the sources described above.

FORWARD-LOOKING STATEMENTS

The statements in this communication regarding future events, occurrences, circumstances, activities, performance, outcomes and results are forward-looking statements. Although these statements reflect the current views, assumptions and expectations of Crestwood’s management, the matters addressed herein are subject to numerous risks and uncertainties which could cause actual activities, performance, outcomes and results to differ materially from those indicated. Such forward-looking statements include, but are not limited to, statements about the future financial and operating results, objectives, expectations and intentions and other statements that are not historical facts. Factors that could result in such differences or otherwise materially affect Crestwood’s financial condition, results of operations and cash flows include, without limitation, failure to satisfy closing conditions with respect to the merger; the risks that the Crestwood and Inergy Midstream businesses will not be integrated successfully or may take longer than anticipated; the possibility that expected synergies will not be realized, or will not be realized within the expected timeframe; fluctuations in oil, natural gas and NGL prices; the extent and success of drilling efforts, as well as the extent and quality of natural gas volumes produced within proximity of our assets; failure or delays by our customers in achieving expected production in their natural gas projects; competitive conditions in our industry and their impact on our ability to connect natural gas supplies to our gathering and processing assets or systems; actions or inactions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers; our ability to consummate acquisitions, successfully integrate the acquired businesses, realize any cost savings and other synergies from any acquisition; changes in the availability and cost of capital; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; timely receipt of necessary government approvals and permits, our ability to control the costs of construction, including costs of materials, labor and right-of-way and other factors that may impact our ability to complete projects within budget and on schedule; the effects of existing and future laws and governmental regulations, including environmental and climate change requirements; the effects of existing and future litigation; and risks related to our substantial indebtedness, as well as other factors disclosed in Crestwood’s filings with the U.S. Securities and Exchange Commission. You should read our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2012, and our most recent Quarterly Reports and Current Reports for a more extensive list of factors that could affect results. Crestwood does not assume any obligation to update these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

2.1	Agreement and Plan of Merger dated as of May 5, 2013, by and among Inergy Midstream, L.P., NRGM GP, LLC, Intrepid Merger Sub, LLC, Inergy, L.P., Crestwood Holdings LLC, Crestwood Midstream Partners LP, and Crestwood Gas Services GP LLC

10.1	Voting Agreement dated as of May 5, 2013, by and among Inergy Midstream, L.P., NRGM GP, LLC, Intrepid Merger Sub, LLC, Inergy, L.P., Crestwood Holdings LLC, Crestwood Midstream Partners LP, Crestwood Gas Services Holdings LLC, and Crestwood Gas Services GP LLC

10.2	Payment Agreement dated as of May 5, 2013, by and between Crestwood Midstream Partners LP and Crestwood Holdings LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP

	By:	Crestwood Gas Services GP LLC its General Partner

Date: May 9, 2013	By:	/s/ Kelly J. Jameson
Kelly J. Jameson
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of May 5, 2013, by and among Inergy Midstream, L.P., NRGM GP, LLC, Intrepid Merger Sub, LLC, Inergy, L.P., Crestwood Holdings LLC, Crestwood Midstream Partners LP, and Crestwood Gas Services GP LLC

10.1	Voting Agreement dated as of May 5, 2013, by and among Inergy Midstream, L.P., NRGM GP, LLC, Intrepid Merger Sub, LLC, Inergy, L.P., Crestwood Holdings LLC, Crestwood Midstream Partners LP, Crestwood Gas Services Holdings LLC, and Crestwood Gas Services GP LLC

10.2	Payment Agreement dated as of May 5, 2013, by and between Crestwood Midstream Partners LP and Crestwood Holdings LLC